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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): August 2, 1999


                       NATIONAL EQUIPMENT SERVICES, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                    1-14163               36-4087016
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(State or other jurisdiction         (Commission File       (IRS Employer
     of incorporation)                  Number)            Identification No.)

1603 Orrington Avenue, Suite #1600                               60201
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         Evanston, Illinois                                   (Zip Code)
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(Address of principal executive offices)



Registrant's telephone number, including area code:   (847) 733-1000
                                                    -----------------


                        This Instrument contains 5 pages.

                    The Exhibit Index is located on page 5.
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Item 2.   Acquisition or Disposition of Assets

          On August 2, 1999, National Equipment Services, Inc., a Delaware corporation (the "Company"), by and through its subsidiary, NES Shoring Acquisition, Inc., a Delaware corporation (the "Company Sub"), completed its acquisition of the business of The Plank Companies, L.P., a Delaware limited partnership (the "Operating Company"), and Plank Management, Inc., a Texas corporation and the sole general partner of the Operating Company (the "Management Company"), pursuant to the terms of the Purchase Agreement, dated as of July 31, 1999 (the "Purchase Agreement"), by and among the Company Sub, the Operating Company, the Management Company, Michael J. Plank (the "Shareholder") and The Plank Companies, Inc., a Delaware corporation (the "Seller"). The following discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K.

          Pursuant to the Purchase Agreement, the Company Sub acquired all of the issued and outstanding capital stock of the Management Company and acquired all of the limited partnership interests of the Operating Company. The Shareholder and the Seller received an aggregate cash payment of $86,486,938 (subject to a customary net equity adjustment and an accounts receivable adjustment) plus a non-competition payment of $250,000.

          The nature and amount of consideration was determined as a result of negotiations among the Company, the Company Sub, the Operating Company, the Management Company, the Seller and the Shareholder. Prior to the acquisition, there was no relationship among (i) the Operating Company, the Management Company, the Seller or the Shareholder and (ii) the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The source of the cash portion of the consideration consisted of funds borrowed under the Company's existing credit facility. The Operating Company and the Management Company have in the past specialized, and the Company expects to cause them to continue to specialize, in the rental of hydraulic shoring equipment, trench shielding equipment, road plates, lasers, confined space technology, air and hydraulic testing equipment, trenchless technology and compaction equipment, as well as the provision of engineering services in conjunction with the foregoing rental activity. The Operating Company and the Management Company compete solely in the United States.
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Item 7.   Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

          To be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the registrant hereby indicates that the filing of the financial statements required in response to this item within 15 calendar days of the acquisition is impracticable and undertakes to file such information on an amendment to this Form 8-K no later than 60 days after August 17, 1999.

     (b) Pro Forma Financial Information.

          To be filed by amendment. Pursuant to Item 7(b)(2) of Form 8-K, the registrant hereby indicates that the filing of the financial statements required in response to this item within 15 calendar days of the acquisition is impracticable and undertakes to file such information on an amendment to this Form 8-K no later than 60 days after August 17, 1999.

     (c) Exhibits

     2.1 Purchase Agreement, dated as of July 31, 1999, by and among The Plank Companies, L.P., The Plank Companies, Inc., Plank Management, Inc., Michael J. Plank and NES Shoring Acquisition, Inc.

     99.1  Press Release dated August 11, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 17, 1999
                                       NATIONAL EQUIPMENT SERVICES, INC.


                                       By:  /s/ Paul R. Ingersoll
                                           ---------------------------------
                                       Name:  Paul R. Ingersoll
                                       Title: Vice President and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                           Description
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 2.1         Purchase Agreement, dated as of July 31, 1999, by and
             among The Plank Companies, L.P., The Plank Companies, Inc., Plank Management, Inc., Michael J. Plank and NES Shoring Acquisition, Inc.

99.1         Press Release dated August 11, 1999.